UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 2 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 2, 2005

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2616
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K, dated December 2, 2005, to include information responsive to Item 9.01(b) as set forth below.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired – the Stations.

Report of Independent Registered Public Accounting Firm, dated November 18, 2005*

Audited Financial Statements for year ended February 28, 2005*

Combined Balance Sheet

Combined Statement of Operations

Combined Statement of Changes in Combined Equity

Combined Statement of Cash Flows

Notes to Combined Financial Statements

Unaudited Financial Statements for six months ended August 31, 2004 and 2005*

Combined Condensed Balance Sheet

Combined Condensed Statement of Operations

Combined Condensed Statement of Changes in Combined Equity

Combined Condensed Statement of Cash Flows

Notes to Combined Condensed Financial Statements

(b)	Pro Forma Financial Information.

*	Previously filed.

Journal Communications, Inc.

Unaudited Pro Forma Consolidated Condensed Financial Statements

The following Pro Forma Consolidated Condensed Financial Statements, which are unaudited, have been prepared to give effect to the acquisition on December 5, 2005, by Journal Broadcast Corporation and Journal Broadcast Group, Inc., the broadcast subsidiaries of Journal Communications, Inc. (the “Company”), of FOX affiliate WFTX-TV, Fort Myers/Naples, Florida and ABC affiliate KGUN-TV, Tucson, Arizona from affiliates of Emmis Communications Corporation (“Emmis”). Also on December 5, 2005, Journal Broadcast Group, Inc. acquired certain assets of CBS affiliate KMTV-TV, Omaha, Nebraska (with WFTX-TV and KGUN-TV, the “Stations”) and commenced programming KMTV under a local marketing agreement. The Company financed the acquisition of the Stations by using borrowings under the Credit Agreement described in Item 1.01 above. The purchase price for the assets of the three stations was $235.0 million, subject to certain adjustments.

The acquisition was accounted for under the purchase method of accounting in accordance with FASB Statement No. 141, Business Combinations. Under the purchase method of accounting, the purchase price is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the effective date of the acquisition with the remainder allocated to goodwill.

The estimated fair values contained herein are preliminary in nature, and may not be indicative of the final purchase price allocation, which will be based on an assessment of fair value to be performed by an independent appraiser. Such preliminary estimates of fair values of the assets and liabilities of the acquired entities have been consolidated with the recorded values of the assets and liabilities of the Company in the Unaudited Pro Forma Consolidated Condensed Financial Statements. Since the purchase accounting information is preliminary, it has been prepared solely for the purpose of developing such pro forma financial information. FASB Statement No. 142, Goodwill and Other Intangible Assets, provides that goodwill and broadcast licenses resulting from a business combination will not be amortized, but instead are required to be tested for impairment at least annually.

Because of the size and complexity of the acquisition, we have not yet completed the required determination of fair values of the assets and liabilities of the acquisition and related allocation of the purchase price. We expect to finalize the purchase price allocation within one year from the date of the acquisition. A significant portion of the total purchase price will be allocated to goodwill and broadcast licenses, which are not subject to amortization. Accordingly, the final determination of values could result in a significant increase or decrease in amortization expense in future periods from the amounts estimated for the periods presented and reported results overall. For example, we would record additional amortization expense of $0.4 million annually for every $10.0 million of value allocated to identifiable intangible assets, assuming a twenty-five year useful life, compared to no amortization expense being recorded if such value is allocated to goodwill or to broadcast licenses. Any changes from the estimated amounts would not impact our cash flow.

The Unaudited Pro Forma Consolidated Condensed Statements of Earnings reflect our results of operations for the year ended December 26, 2004 and for the three quarters ended September 25, 2005 adjusted for the pro forma effects of the acquisition, as if such transaction had occurred at the beginning of each period presented. The Unaudited Pro Forma Consolidated Condensed Statements of Earnings also assume that the funds borrowed to finance the acquisition would have been available at interest rates consistent with those contained in the Credit Agreement. The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 25, 2005 reflects our consolidated balance sheet as of September 25, 2005 and the combined balance sheet of the Stations as of August 31, 2005.

The Unaudited Pro Forma Consolidated Condensed Financial Statements are presented for illustrative purposes only and are not necessarily indicative of what the financial position or results of operations would have been as of the dates presented had the acquisition in fact occurred on such date or at the beginning of the periods indicated or to project the Company’s financial position or results of operations for any future date or period.

The Unaudited Pro Forma Consolidated Condensed Balance Sheet and Unaudited Pro Forma Condensed Consolidated Statements of Earnings should be read in conjunction with the Notes included herein and with the historical financial statements and notes thereto of the Company.

Journal Communications, Inc.
Pro Forma Consolidated Condensed Statement of Earnings (Unaudited)
Year ended December 26, 2004
(dollars in thousands, except for shares and per-share amounts)

	Journal Communications	Three Emmis Television Stations	ProForma Adjustments		Consolidated
Continuing Operations:
Revenue:
Publishing	$338,896	$--	$--		$338,896
Broadcasting	172,073	41,444	--		213,517
Telecommunications	144,020	--	--		144,020
Printing services	76,308	--	--		76,308
Other	42,075	--	--		42,075

Total Revenue	773,372	41,444	--		814,816
Total operating costs and expenses and
selling and administrative expenses	649,029	34,295	(3,735	)(1,2,3)	679,589

Operating earnings	124,343	7,149	3,735		135,227
Other income and expense:
Interest income and dividends	335	--	--		335
Interest expense, net	(2,280)	--	(9,120	)(4)	(11,400)

Total other income and expense	(1,945)	--	(9,120)		(11,065)

Earnings from continuing operations
before income taxes	122,398	7,149	(5,385)		124,162
Provision for income taxes	49,066	2,827	(2,159	)(5)	49,734

Earnings from continuing operations	$73,332	$4,322	$(3,226)		$74,428

Basic weighted average number
of shares	72,931,102				72,931,102
Diluted weighted average number
of shares	77,386,883				77,386,883
Earnings per share - Continuing operations:
Basic	$0.98				$1.00
Diluted	$0.95				$0.96

See Accompanying Notes to Pro Forma Consolidated Condensed Financial Statements (Unaudited)

Journal Communications, Inc.
Pro Forma Consolidated Condensed Statement of Earnings (Unaudited)
Three Quarters Ended September 25, 2005
(dollars in thousands, except for shares and per-share amounts)

	Journal Communications	Three Emmis Television Stations	ProForma Adjustments		Consolidated
Continuing Operations:
Revenue:
Publishing	$253,612	$--	$--		$253,612
Broadcasting	120,629	32,564	--		153,193
Telecommunications	107,403	--	--		107,403
Printing services	53,644	--	--		53,644
Other	33,839	--	--		33,839

Total Revenue	569,127	32,564	--		601,691
Total operating costs and expenses and
selling and administrative expenses	493,093	25,291	(2,553	)(1,2,3)	515,831

Operating earnings	76,034	7,273	2,553		85,860
Other income and expense:
Interest income and dividends	262	--	--		262
Interest expense, net	(1,835)	--	(10,260	)(4)	(12,095)

Total other income and expense	(1,573)	--	(10,260)		(11,833)

Earnings from continuing operations
before income taxes	74,461	7,273	(7,707)		74,027
Provision for income taxes	29,777	2,909	(3,083	)(5)	29,604

Earnings from continuing operations	$44,684	$4,364	$(4,624)		$44,424

Basic weighted average number
of shares	71,424,811				71,424,811
Diluted weighted average number
of shares	75,892,074				75,892,074
Earnings per share - Continuing operations
Basic	$0.60				$0.60
Diluted	$0.59				$0.59

See Accompanying Notes to Pro Forma Consolidated Condensed Financial Statements (Unaudited)

Journal Communications, Inc.
Pro Forma Consolidated Condensed Balance Sheet (Unaudited)
September 25, 2005
(dollars in thousands)

	Journal Communications	Three Emmis Television Stations	ProForma Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$8,191	$504	$(504	)(10)	$8,191
Receivables, net	86,632	7,773	(7,773	)(10)	86,632
Inventories, net	9,548	--	--		9,548
Prepaid expenses	11,622	1,856	1,649	(4a)	15,127
Deferred income taxes	8,676	--	--		8,676

Total current assets	124,669	10,133	(6,628)		128,174
Property and equipment, net	289,467	23,904	5,215	(2)	318,586
Goodwill	136,102	--	138,986	(3)	275,088
Broadcast licenses	140,046	51,648	(16,748	)(3)	174,946
Other intangible assets, net	13,731	--	28,364	(3)	42,095
Prepaid pension costs	19,211	--	--		19,211
Other assets	32,775	661	13,735	(1,3,4a)	47,171
Non-current assets of
discontinued operations	314	--	--		314
Deferred income taxes	--	9,729	(9,729	)(5)	--

Total assets	$756,315	$96,075	$153,195		$1,005,585

LIABILITIES
Current liabilities:
Accounts payable	$33,487	$1,218	$(1,218	)(10)	$33,487
Accrued compensation	21,183	916	(916	)(10)	21,183
Deferred revenue	20,028	--	--		20,028
Accrued employee benefits	11,552	--	--		11,552
Other current liabilities	14,236	981	(981	)(10)	14,236
Current liabilities of
discontinued operations	1,112	--	--		1,112
Current portion of long-
term liabilities	3,652	3,289	543	(4b)	7,484

Total current liabilities	105,250	6,404	(2,572)		109,082
Accrued employee benefits	18,863	--	--		18,863
Long-term notes payable to banks	63,655	--	228,779	(6)	292,434
Deferred income taxes	63,692	--	--		63,692
Other long-term liabilities	14,784	2,251	14,610	(4b,7)	31,645
Shareholders’ equity	490,071	87,420	(87,622	)(8,9)	489,869

Total liabilities and
shareholders’ equity	$756,315	$96,075	$153,195		$1,005,585

See Accompanying Notes to Pro Forma Consolidated Condensed Financial Statements (Unaudited)

Journal Communications, Inc.

Notes to Pro Forma Consolidated Condensed Financial Statements (Unaudited)

The unaudited Pro Forma Consolidated Condensed Financial Statements reflect a preliminary purchase price of $235.0 million subject to certain purchase adjustments.

The preliminary fair values of the assets acquired and the liabilities assumed have been consolidated with the recorded values of the assets and liabilities of the Company in the Pro Forma Consolidated Condensed Balance Sheet as of September 25, 2005.

The preliminary purchase price allocation for the Stations is as follows (in thousands):

Current assets	$3,138
Property and equipment	29,119
Goodwill	140,786
Broadcast licenses	34,900
Network affiliation agreements	28,364
Other assets	13,791
Current liabilities	(5,178)
Other long term liabilities	(6,141)

Estimated purchase price	$238,779

The final purchase price allocation is expected to be completed within one year of the acquisition date with the exception of the purchase of the broadcast license for KMTV-TV in Omaha, which is subject to certain FCC regulations. We paid $228.8 million including $3.8 million for expenses associated with the transaction in 2005. The remaining $10.0 million will be paid upon the earlier of the transfer of the broadcast license associated with KMTV-TV, or a $5.0 million payment no later than October 15, 2007 and another $5.0 million payment no later than October 15, 2008.

No effect has been given in the Unaudited Pro Forma Consolidated Condensed Statements of Earnings to any costs that may be incurred in connection with the integration of the stations.

Adjustments to the Unaudited Pro Forma Consolidated Condensed Statements of Earnings consist of the following (in thousands):

	Year ended December 26, 2004	Three quarters ended September 25, 2005
(1) Increase in amortization expense for amortizable
intangible assets of $28,364 amortized straight line
over a useful live of 25 years	$1,135	$851
(2) Decrease in depreciation expense for acquired property and
equipment depreciated over their estimated useful lives	(2,845)	(2,045)
(3) Eliminate the Stations redundant corporate expenses and
non-cash compensation expense	(2,025)	(1,359)
(4) Increase interest expense for amounts borrowed to fund
the acquisition	9,120	10,260
(5) Income tax benefits related to the pro forma adjustments based on effective tax rate of 40.1% in 2004 and
40.0% in 2005	(2,159)	(3,083)

Adjustments to the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 25, 2005 consist of the following (in thousands):

September 25, 2005
(1) Record financing fees related to amended credit facility, net of
existing financing fees	$604
(2) Increase property and equipment related to acquisition to fair value	5,215
(3) Increase (decrease) intangible assets related to acquisition to fair value:
Goodwill	138,986
Broadcast licenses	(16,748)
Network affiliation agreements	28,364
Other assets	10,000
(4) (a) Record television programming at fair value	4,780
(b) Record television programming liability	5,153
(5) Eliminate deferred income taxes - asset purchase	(9,729)
(6) Increase in long-term debt borrowing to finance the acquisition	228,779
(7) Record local marketing agreement liability for KMTV-TV	10,000
(8) Elimination of Emmis equity	(87,420)
(9) Record retained earnings impact of certain adjustments related to the acquisition:
Remove existing financing fees of the Company, net of tax	(202)
(10) Elimination of Emmis cash, receivables, net,	(504)
accounts payable, accrued compensation and	(7,773)
other current liabilities not purchased/	(1,218)
assumed in the acquisition	(916)
(981)

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(4)	Amended and Restated Credit Agreement, dated December 2, 2005, among Journal Communications, Inc., certain subsidiaries thereof from time to time party thereto, the financial institutions party thereto, Suntrust Bank, as syndication agent, Bank of America, N.A., as co-documentation agent, Wachovia Bank, National Association, as co-documentation agent, and U.S. Bank, N.A. as administrative agent.*

(23)	Consent of Independent Registered Public Accounting Firm.*

*	Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: February 21, 2006	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President and General Counsel

JOURNAL COMMUNICATIONS, INC.
Exhibit Index to Current Report on Form 8-K
Dated December 2, 2005

Exhibit
Number

(4)	Amended and Restated Credit Agreement, dated December 2, 2005, among Journal Communications, Inc., certain subsidiaries thereof from time to time party thereto, the financial institutions party thereto, Suntrust Bank, as syndication agent, Bank of America, N.A., as co-documentation agent, Wachovia Bank, National Association, as co-documentation agent, and U.S. Bank, N.A. as administrative agent.*

(23)	Consent of Independent Registered Public Accounting Firm.*

*	Previously filed.